UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                            May 1, 2007 (May 1, 2007)
                            -------------------------


                           America Service Group Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     0-23340                   51-0332317
       --------                     -------                   ----------
    (State or other               (Commission                (IRS Employer
     jurisdiction                 File Number)           Identification Number)
   of incorporation)


         105 Westpark Drive, Suite 200, Brentwood, Tennessee     37027
         ---------------------------------------------------     -----
            (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (615) 373-3100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

              On May 1, 2007, America Service Group Inc. (the "Company") issued a press release announcing its operating results for the first quarter ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein in its entirety by this reference.

              This information furnished pursuant to this Item 2.02 and Exhibit
99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

              (a) Not applicable.

              (b) Not applicable.

              (c) Not applicable.

              (d) Exhibits:

                  99.1     Press Release dated May 1, 2007.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICA SERVICE GROUP INC.



Date:  May 1, 2007                     By:  /s/ Michael W. Taylor
                                          --------------------------------------
                                                Michael W. Taylor
                                                Senior Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
------       -----------------------

 99.1        Press release dated May 1, 2007.